UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 26, 2011

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-08568 (Commission file number)	01-0355758 (I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices)(Zip Code)

(856) 697-1441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the Company held its Annual Meeting of Stockholders. Two proposals were before the meeting: (1) the election of seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified and (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2011.

Both of the proposals were approved. The votes with respect to the proposals are set forth below.

(1) Elect seven directors to serve until the next Annual Meeting of Stockholders:

Name of Director Nominees	Votes For	Votes Withheld

Jane E. Hagar	9,933,528	580,928

James C. Gale	10,172,248	342,208

Narendra N. Borkar	10,139,822	374,634

Michael Hemric	10,215,072	299,384

Charles Moore	10,213,772	300,684

Joyce Erony	10,213,772	300,684

Bhaskar Chaudhuri	10,139,822	374,384

(2) Ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2011:

Votes For	Votes Against	Votes Abstain

31,874,617	308,070	5,956

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: May 31, 2011	By:	/s/ Charles Moore
	Name:	Charles Moore
	Title:	President and Chief Executive Officer